CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES - OXLEY ACT OF 2002

In connection with the Annual Report of VioSolar Inc. (the "Company") on Form 20-F for the period ending July 31, 2007, and as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Rick Walchuk, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By: _/s/ Rick Walchuk___________

Name: Rick Walchuk

      Title: President, Director and Chief Executive Officer

Date:

February 15, 2008